Commitments and Contingencies (Debt Covenant Ratios) (Details)	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Leverage Ratio	4.20	4.08	4.40	4.80	4.40	4.56	4.61	4.62	4.65	4.59	4.38
Fixed Charge Coverage Ratio	1.64	1.67	1.64	1.67	1.56	1.48	1.45	1.40	1.42	1.44	1.48